                                                                    EXHIBIT 99.1

Supplemental Information
For the Period Ending 12-31-00



                           [THE ST JOE COMPANY LOGO]


FORWARD-LOOKING STATEMENT. This document contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "anticipate," "expect," "estimate," "intend," "plan," "goal," "believe" or other words of similar meaning. All forward-looking statements, by their nature, are subject to risks and uncertainties. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. In particular, discussions regarding (a) the size and number of commercial buildings and residential units; (b) development timetables, development approvals and the ability to obtain approvals;
(c) anticipated price ranges of developments; (d) the number of units that can be supported upon full build-out; (e) absorption rates; and (f) expected gain on land sales are forward-looking statements. For further information about forward-looking statements, the reader should consult the disclosures contained in the periodic reports filed by the Company with the Securities and Exchange Commission, and in the Company's other written materials.

Supplemental Information - St. Joe Commercial
For the Period Ending 12-31-00



                           [THE ST JOE COMPANY LOGO]

ST. JOE COMMERCIAL
MAJOR LAND POSITIONS HELD FOR INVESTMENT
DECEMBER 31, 2000
($ in thousands)

                                                                                     ENTITLED            ORIGINAL
                                          MARKET                  ACRES              SQ. FT.               COST
                                    -----------------             -----             ---------            --------
SOUTHEAST
Glenlake                                  Atlanta, GA              18.1               850,000
Parkstone Plaza                         Chantilly, VA              19.1               240,000
Lakeside at Frisco Bridges                 Dallas, TX              60.2             1,458,000
3001 Knox                                  Dallas, TX               2.6               245,000
Westchase                                 Houston, TX               4.5               150,000
Oak Park at Westchase                     Houston, TX              54.9             1,460,000
                                                                  -----             ---------
                                                                  159.4             4,403,000
                                                                  -----             ---------

NORTHEAST FLORIDA
Golfway Center                      St. Augustine, FL              23.3               140,000
                                                                  -----             ---------

CENTRAL FLORIDA
Millenia Park                             Orlando, FL              24.5               592,000
                                                                  -----             ---------

SOUTH FLORIDA
Beacon Square at Boca                 Boca Raton, FL               18.3               282,000
                                                                  -----             ---------

                             TOTAL                                225.5             5,417,000            $ 75,000
                                                                  =====             =========            ========

ST. JOE COMMERCIAL
DEVELOPMENT PROJECTS UNDER DEVELOPMENT
  OWNED BY ST. JOE AND AFFILIATES
DECEMBER 31, 2000



                                                                                                       CONSTRUCTION
                                                                         NET RENTABLE                   COMPLETION    STABILIZATION
                                          MARKET          OWNERSHIP %     SQUARE FEET    PRE-LEASED %      DATE            DATE
                                     -----------------    -----------    ------------    ------------  ------------   -------------
SOUTHEAST
CAREington Int'l.                           Dallas, TX       100%           74,000           100%         3Q/01           3Q/01
                                                                           -------

NORTHEAST FLORIDA
TNT Logistics(1)                      Jacksonville, FL       100%           99,000            67%         1Q/02           3Q/02
Golfway Center (Tree of Life)(1)     St. Augustine, FL       100%           69,000            72%         4Q/01           3Q/02
                                                                           -------
                                                                           168,000
                                                                           -------

SOUTH FLORIDA
355 Alhambra                         Coral Gables, FL         45%          224,000            32%         1Q/01           2Q/02
IBM                                    Boca Raton, FL        100%          160,000           100%         2Q/01           3Q/01
                                                                           -------
                                                                           384,000
                                                                           -------

                         TOTAL                                             626,000
                                                                           =======

(1) Currently in predevelopment.

ST. JOE COMMERCIAL
PORTFOLIO OF OPERATING PROPERTIES -
  LEASING EXPIRATIONS
DECEMBER 31, 2000

                                                                                   ----------------------------------------------
                                                               NET                                LEASE EXPIRATIONS
                                                            RENTABLE     LEASED    ----------------------------------------------
                                   MARKET      OWNERSHIP %   SQ. FT.   PERCENTAGE   2001     2002      2003      2004      2005
                              ---------------  -----------  ---------  ----------  ------   ------    ------    ------    -------
SOUTHEAST
Deerfield Commons I               Atlanta, GA      40%        121,000       85%        --       --        --        --    103,231
Westchase Corporate Center        Houston, TX      93%        184,000       70%        --       --        --        --     92,680
                                                            ---------     ----
                                                              305,000       76%
                                                            ---------     ----

NORTHWEST FLORIDA
Park Center                   Panama City, FL     100%         23,000       93%    10,610    9,590     1,079        --         --
                                                            ---------     ----

CENTRAL FLORIDA
CNL Center                        Orlando, FL      50%        346,000       80%        --       --     2,302        --     16,815
Millenia Park One                 Orlando, FL      50%        158,000       85%        --       --        --        --     43,851
Prestige Place                 Clearwater, FL     100%        143,000       95%    12,134   17,457    52,573    27,159      9,159
Harbourside                    Clearwater, FL     100%        147,000       96%    36,832   27,772    17,652    28,991      6,804
Lakeview                            Tampa, FL     100%        125,000       94%    11,821    8,423        --    53,927     21,421
Palm Court                          Tampa, FL     100%         62,000      100%     4,053    2,200    55,644        --         --
                                                            ---------     ----
                                                              981,000       88%
                                                            ---------     ----

SOUTH FLORIDA
NCCI                           Boca Raton, FL     100%        290,000      100%        --       --        --        --         --
Westside Corporate Center      Plantation, FL     100%        100,000       95%     8,205    6,279    13,365     8,490     38,588
                                                            ---------     ----
                                                              390,000       99%
                                                            ---------     ----

                      TOTAL                                 1,699,000       89%    83,655   71,721   142,615   118,567    332,549
                                                            =========     ====     ======   ======   =======   =======    =======
                                                                                        5%       4%        8%        7%        20%
                                                                                   ======   ======   =======   =======    =======


                                -----------------
                                LEASE EXPIRATIONS
                                -----------------       ANNUAL
                                    2006 AND         NET OPERATING
                                   THEREAFTER          INCOME(a)
                                   ----------        -------------
SOUTHEAST
Deerfield Commons I                      --            1,767(b)
Westchase Corporate Center           36,251            2,500(b)(c)




NORTHWEST FLORIDA
Park Center                              --              197


CENTRAL FLORIDA
CNL Center                          258,880            6,500(b)(c)
Millenia Park One                    91,133            2,500(b)(c)
Prestige Place                       17,222            1,239
Harbourside                          23,278            1,315
Lakeview                             21,793            1,394
Palm Court                               --              618




SOUTH FLORIDA
NCCI                                290,000            4,844
Westside Corporate Center            19,781            1,140

                   TOTAL            758,338           24,014
                                    =======           ======
                                         45%
                                    =======

(a) Represents budgeted net operating income.

(b) All information is shown at 100%.

(c) Represents proforma net operating income at stabilization.

Supplemental Information - Arvida
For the Period Ending 12-31-00



                           [THE ST JOE COMPANY LOGO]

ST. JOE/ARVIDA                                ----------------------WALTON COUNTY-----------------------
DESCRIPTION OF COMMUNITIES                        WATERCOLOR          WATERSOUND    CAMP CREEK GOLF CLUB
AS OF DECEMBER 31, 2000                       -----------------    ---------------  --------------------
YEAR SALES BEGIN                                           2000               2001                2003



YEAR OF COMPLETION                                         2009               2010                2003



ACRES IN COMMUNITY                                          499                256               1,203



TOTAL PLANNED UNITS
          Arvida Built                                      374                                     20
          Retail Lots/Outside Builder                       717                TBD                   0
                                              -----------------    ---------------    ----------------
               TOTAL                                      1,091                                     20

SALES, AS OF DECEMBER 31, 2000
          Arvida Built                                       34                  0                   0
          Retail Lots/Outside Builder                        71                  0                   0
                                              -----------------    ---------------    ----------------
               TOTAL                                        105                  0                   0

REMAINING TO BE SOLD
          Arvida Built                                      340                                     20
          Retail Lots/Outside Builder                       646                TBD                   0
                                              -----------------    ---------------    ----------------
               TOTAL                                        986                                     20
                                              -----------------    ---------------    ----------------

STABILIZED ABSORPTIONS                                       95                TBD                  20
                                              -----------------    ---------------    ----------------
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)         $400 - $1,000+     $900 - $1,000+               $325

LOT PRICING (IN THOUSANDS)                        $150 - $1,000+     $200 - $1,000+
                                              -----------------    ---------------    ----------------

AMENITIES                                                Resort             Resort    36 Holes of Golf
                                                     Beach Club         Beach Club
                                                     Boat House    Tennis Facility
                                                Tennis Facility
                                                          Parks
                                              Pedestrian Trials


ST. JOE/ARVIDA                                 -----------------------------------BAY COUNTY----------------------------------
DESCRIPTION OF COMMUNITIES                     SUMMERWOOD    HAMMOCKS   BAY COUNTY LOT PROGRAM   HUNTINGTON    W. LAKE POWELL
                                               ----------   ----------  ----------------------   ----------   ----------------
AS OF DECEMBER 31, 2000

YEAR SALES BEGIN                                     1998         2000             2000                2001               2004

YEAR OF COMPLETION                                   2002         2006             2016                2005               2018

ACRES IN COMMUNITY                                     79          143              225                 138              1,550

TOTAL PLANNED UNITS
          Arvida Built                                152          475                0                 268
          Retail Lots/Outside Builder                  67            0              447                   0                TBD
                                               -----------   ----------        ---------          ----------   ----------------
               TOTAL                                  219          475              447                 268

SALES, AS OF DECEMBER 31, 2000
          Arvida Built                                100            4                0                   0                  0
          Retail Lots/Outside Builder                  67            0               11                   0                  0
                                               ----------   ----------        ---------          ----------   ----------------
               TOTAL                                  167            4               11                   0                  0

REMAINING TO BE SOLD
          Arvida Built                                 52          471                0                 268
          Retail Lots/Outside Builder                   0            0              436                   0                TBD
                                              -----------   ----------        ---------          ----------   ----------------
               TOTAL                                   52          471              436                 268
                                              -----------   ----------        ---------          ----------   ----------------

STABILIZED ABSORPTIONS                                 48          100               25                  90                TBD
                                              -----------   ----------        ---------          ----------   ----------------
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)     $120 - $175   $90 - $150                           $95 - $150        $175 - $400+

LOT PRICING (IN THOUSANDS)                                                    $30 - $35                            $105 - $120
                                              -----------   ----------        ---------          ----------   ----------------

PLANNED AMENITIES                                    Pool     Tot lots             None                Pool   18 Holes of Golf
                                                            Bike Paths                                              Beach club


ST. JOE/ARVIDA                                    --------------------GULF COUNTY---------------------  --CAPITOL REGION--
DESCRIPTION OF COMMUNITIES                        THE POINT AT SABAL BEACH  MEXICO BEACH  SABAL BEACH       SOUTHWOOD
                                                  ------------------------  ------------  ------------  ------------------
AS OF DECEMBER 31, 2000

YEAR SALES BEGIN                                               2001                2003          2004                2000

YEAR OF COMPLETION                                             2005                2015          2020                2020

ACRES IN COMMUNITY                                               80                 946           810               3,770

TOTAL PLANNED UNITS
                 Arvida Built                                     1                                                 2,707
                 Retail Lots/Outside Builder                    111                 TBD           TBD               1,543
                                                         ----------                                     -----------------
                        TOTAL                                   112                                                 4,250

SALES, AS OF DECEMBER 31, 2000
                 Arvida Built                                     0                   0             0                   8
                 Retail Lots/Outside Builder                      0                   0             0                  21
                                                         ----------          ----------    ----------   -----------------
                        TOTAL                                     0                   0             0                  29

REMAINING TO BE SOLD
                 Arvida Built                                     1                                                 2,699
                 Retail Lots/Outside Builder                    111                 TBD           TBD               1,522
                                                         ----------                                     -----------------
                        TOTAL                                   112                                                 4,221

STABILIZED ABSORPTIONS                                           31                 TBD           TBD                 265
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)                                          $250+                      $115 - $300

LOT PRICING (IN THOUSANDS)                               $90 - $400+         $90 - $600+         $150+        $ 40 - $125

AMENITIES                                                Beach club          Beach club    Beach club    18 holes of golf
                                                             Marina              Marina        Marina   Pedestrian trails
                                                                                                         Aquatic facility
                                                                                                          Tennis facility
                                                                                                                Clubhouse
                                                                                                               Beach Club


ST. JOE/ARVIDA                                     ------------------------------JACKSONVILLE--------------------------------
DESCRIPTION OF COMMUNITIES                            RIVERTOWN         JAMES ISLAND    ST. JOHN'S G. & C.C.     HAMPTON PARK
                                                   ----------------    ---------------  --------------------     ------------
AS OF DECEMBER 31, 2000

YEAR SALES BEGIN                                              2000               1999                2001               2001

YEAR OF COMPLETION                                            2018               2003                2006               2004

ACRES IN COMMUNITY                                           4,346                194                 820                150

TOTAL PLANNED UNITS
                 Arvida Built                                                     365                 533                158
                 Retail Lots/Outside Builder                   TBD                  0                 266                  0
                                                                      ---------------    ----------------        -----------
                        TOTAL                                                     365                 799                158

SALES, AS OF DECEMBER 31, 2000
                 Arvida Built                                    0                186                   0                  0
                 Retail Lots/Outside Builder                    15                  0                   0                  0
                                                  ----------------    ---------------    ----------------        -----------
                        TOTAL                                   15                186                   0                  0

REMAINING TO BE SOLD
                 Arvida Built                                                     179                 533                158
                 Retail Lots/Outside Builder                   TBD                  0                 266                  0
                                                                      ---------------    ----------------        -----------
                        TOTAL                                                     179                 799                158

STABILIZED ABSORPTIONS                                         TBD                 90                 140                 70
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)                      TBD        $175 - $450         $175 - $300        $200 - $350

LOT PRICING (IN THOUSANDS)                                     TBD                            $ 30 - $ 70

PLANNED AMENITIES                                           Marina    Tennis facility    18 holes of golf
                                                  18 holes of golf               Pool           Clubhouse
                                                         Clubhouse      Sports fields    Aquatic facility
                                                  Aquatic facility            Tot lot       Sports fields
                                                     Sports fields                               Tot lots



ST. JOE/ARVIDA                                    ----------CENTRAL FLORIDA-----------   SOUTH FLORIDA    -MIDATLANTIC OPERATIONS-
DESCRIPTION OF COMMUNITIES                          VICTORIA PARK          PERICO        JUPITER WOODS    INCLUDING SAUSSY BURBANK
AS OF DECEMBER 31, 2000                           ----------------    ----------------   -------------    ------------------------
YEAR SALES BEGIN                                              2001                2003           2001                 1999

YEAR OF COMPLETION                                            2011                2009           2006              Ongoing

ACRES IN COMMUNITY                                           1,859                 225            175                  N/A

TOTAL PLANNED UNITS
                Arvida Built                                 2,630                                326
                Retail Lots/Outside Builder                    993                 TBD              0                  N/A
                                                  ----------------                        -----------
                       TOTAL                                 3,623                                326

SALES, AS OF DECEMBER 31, 2000
                Arvida Built                                     0                   0              0                  231
                Retail Lots/Outside Builder                      0                   0              0                    0
                                                  ----------------    ----------------    -----------          -----------
                       TOTAL                                     0                   0              0                  231

REMAINING TO BE SOLD
                Arvida Built                                 2,630                                326
                Retail Lots/Outside Builder                    993                 TBD              0                  N/A
                                                  ----------------                        -----------
                       TOTAL                                 3,623                                326

STABILIZED ABSORPTIONS                                         440                 TBD            102              250-500
                                                  ----------------    ----------------    -----------          -----------
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)              $120 - $300         $270 - $450    $225 - $350          $140 - $350

LOT PRICING (IN THOUSANDS)                             $ 45 - $ 75
                                                  ----------------    ----------------    -----------          -----------

PLANNED AMENITIES                                 18 holes of golf          Beach club           Pool            Varies By
                                                         Clubhouse      Fitness center     Club House            Community
                                                  Aquatic facility    Aquatic facility
                                                     Sports fields     Tennis facility
                                                                                Marina
